UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2003

SOUTHWEST GAS CORPORATION	SOUTHWEST GAS CAPITAL II

(Exact names of registrant and co-registrant as specified in their charters)

California	Delaware
(State of incorporation or organization)	(State of incorporation or organization)

1-7850	1-7850
(Commission File Number)	(Commission File Number)

88-0085720	Applied for
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

c/o Southwest Gas Corporation

5241 Spring Mountain Road

Las Vegas, Nevada 89150

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (702) 876-7237

ITEM 5.    Other Events and Regulation FD Disclosure.

On August 20, 2003, Southwest Gas Corporation (the “Company”) and Southwest Gas Capital II (the “Trust”) completed the pricing for an offering of the Trust’s 4,000,000 7.70% Preferred Trust Securities (liquidation amount $25 per Preferred Trust Security) (the “Preferred Trust Securities”) with respect to the Registration Statement on Form S-3 (File Nos. 333-106419 and 333-106419-03). The following exhibits are filed in connection therewith.

ITEM 7.    Financial Statements and Exhibits.

1.01	Underwriting Agreement dated August 20, 2003, by and among the Company, the Trust, and the underwriters named therein.
4.09	Form of Amended and Restated Trust Agreement dated as of August 25, 2003 of the Trust.
4.13	Form of Guarantee Agreement dated as of August 25, 2003 with respect to the Preferred Trust Securities.
4.14	Form of Indenture dated as of August 25, 2003 with respect to the 7.70% Junior Subordinated Debentures of the Company.
4.16	Form of Preferred Trust Security (included in Exhibit 4.09 hereto).
4.17	Form of 7.70% Junior Subordinated Debenture (included in Exhibit 4.14 hereto).
5.01	Opinion of O’Melveny & Myers LLP with respect to the validity of the 7.70% Junior Subordinated Debentures and the Guarantee Agreement with respect to the Preferred Trust Securities.
5.02	Opinion of Richards, Layton & Finger, P.A. with respect to the validity of the Preferred Trust Securities.
8.01	Opinion of O’Melveny & Myers LLP with respect to certain tax matters for the Preferred Trust Securities.
23.02	Consent of O’Melveny & Myers (included in Exhibit 5.01).
23.03	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.02).
23.04	Consent of O’Melveny & Myers LLP (included in Exhibit 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION as Sponsor of the Registrant

/s/ EDWARD A. JANOV
Edward A. Janov Vice President/Finance

SOUTHWEST GAS CAPITAL II

/s/ ROBERT M. JOHNSON
Robert M. Johnson, Trustee

Date: August 22, 2003

EXHIBIT INDEX

Exhibit No.	Description
1.01	Underwriting Agreement dated August 20, 2003, by and among the Company, the Trust, and the underwriters named therein.
4.09	Form of Amended and Restated Trust Agreement dated as of August 25, 2003 of the Trust.
4.13	Form of Guarantee Agreement dated as of August 25, 2003 with respect to the Preferred Trust Securities.
4.14	Form of Indenture dated as of August 25, 2003 with respect to the 7.70% Junior Subordinated Debentures of the Company.
4.16	Form of Preferred Trust Security (included in Exhibit 4.09 hereto).
4.17	Form of 7.70% Junior Subordinated Debenture (included in Exhibit 4.14 hereto).
5.01	Opinion of O’Melveny & Myers LLP with respect to the validity of the 7.70% Junior Subordinated Debentures and the Guarantee Agreement with respect to the Preferred Trust Securities.
5.02	Opinion of Richards, Layton & Finger, P.A. with respect to the validity of the Preferred Trust Securities.
8.01	Opinion of O’Melveny & Myers LLP with respect to certain tax matters for the Preferred Trust Securities.
23.02	Consent of O’Melveny & Myers (included in Exhibit 5.01).
23.03	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.02).
23.04	Consent of O’Melveny & Myers LLP (included in Exhibit 8.01).